UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2019

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC
Warrants to purchase common stock	ONTXW	The Nasdaq Stock Market LLC

Item 8.01 Other Events.

As previously disclosed by Onconova Therapeutics, Inc. (the “Company”) on the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 19, 2019, the Company received a letter from the Nasdaq Staff (the “Staff”) advising the Company that, unless it requests a hearing before the Nasdaq Hearings Panel (the “Panel”), Nasdaq had determined to seek to delist the Company’s securities from The Nasdaq Capital Market since the Company had not been able to regain compliance by November 18, 2019, in accordance with the Company’s plan to regain compliance which was accepted by Nasdaq on July 26, 2019, in connection with The Nasdaq Capital Market’s $2.5 million minimum stockholders’ equity requirement. On November 26, 2019, the Company intends to submit a request for a hearing before the Panel. The Panel has the authority to grant the Company an additional extension of time of up to 180 calendar days from November 19, 2019 to regain compliance with the stockholder’s equity requirement. The hearing request will stay any suspension or delisting action in connection with the stockholders’ equity requirement pending the hearing.

On November 22, 2019, the Staff verbally advised the Company that it does not believe the Company’s public offering announced on November 21, 2019, pursuant to a registration statement on Form S-1, as amended (Registration No. 333-234360) (the “Offering”), qualifies as a “public offering” under the Staff’s current interpretation of Rule 5635(d) of the Nasdaq Listing Rules. Based on Nasdaq’s published rules and published guidance, the Company believes the Offering is a “public offering” under Rule 5635(d) and the Company intends to proceed with the closing of the Offering.

The Company is working with its advisors to prepare a plan of compliance for the stockholder’s equity deficiency to be reviewed with the Panel and, while the Offering is a meaningful step towards compliance, it is not expected on its own to enable the Company to regain compliance. In addition, should the Company receive written notice from Nasdaq for noncompliance with Rule 5635(d), it expects to address this matter in the plan of compliance as well. There can be no assurance that the Panel will accept the Company’s plan and that the Company will be able to maintain its Nasdaq listing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2019	Onconova Therapeutics, Inc.

	By:	/s/ Mark Guerin
Name: Mark Guerin
Title: Chief Financial Officer